UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2016

THEMAVEN, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5048 Roosevelt Way NE, Seattle, WA	98105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 526-5000

INTEGRATED SURGICAL SYSTEMS, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Name Change

On December 2, 2016, Integrated Surgical Systems, Inc. (the “Company”) amended its Certificate of Incorporation (the “Amendment”) to change its name from “Integrated Surgical Systems, Inc.” to “theMaven, Inc.” (the “Name Change”).

The Name Change was previously approved by the Board of Directors of the Company. A copy of the Amendment is filed as an exhibit to this report.

Item 8.01 Other Events.

Symbol Change

The current trading symbol for the common stock of the Company on the OTC Market is MVEN.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description
3.1	Amendments to the Certificate of Incorporation of Integrated Surgical Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

theMaven, Inc.

Date: December 8, 2016	By:	/s/ James C. Heckman
James C. Heckman
Chief Executive Officer

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